--------------------------------------------------------------------------------
HIGH NET WORTH INVESTORS -- CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Biotechnology Portfolio

Annual Report
June 30, 2002

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 15, 2002

Dear Shareholder:

This report contains the performance and market activity for Alliance Select Investor Series Biotechnology Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2002.

Investment Objective and Policies

This open-end fund seeks capital appreciation in a non-diversified portfolio of equity securities of biotechnology companies. In addition, the Portfolio may invest a portion of its assets in pharmaceutical companies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. To take advantage of investment opportunities in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table shows the Portfolio's performance compared to its bench mark, the NASDAQ Biotechnology Index, for the six- and 12-month periods ended June 30, 2002.

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                        ------------------------
                                                             Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
Alliance Select Investor Series Biotechnology Portfolio
   Class A                                               -41.57%        -44.73%
--------------------------------------------------------------------------------
   Class B                                               -41.85%        -45.17%
--------------------------------------------------------------------------------
   Class C                                               -41.85%        -45.17%
--------------------------------------------------------------------------------
NASDAQ Biotechnology Index                               -43.88%        -49.69%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

      Additional investment results appear on pages 4-7.

The health care sector produced sharply negative returns for the six- and 12-month periods ended June 30, 2002. Specifically, biotechnology stocks were weak across the board, reflecting weakness in NASDAQ type stocks and Food & Drug Administration (FDA) cautiousness regarding new product approvals.

Within the biotechnology sector's negative performance during the reporting periods, the Portfolio outperformed its benchmark, the NASDAQ Biotechnology Index, largely due to investments in pharmaceutical companies and the tendency of many genome companies to trade near cash value. The Portfolio's large position in Pharmacia Corp. (which benefited from a proposed acquisition by Pfizer, Inc.) has aided relative performance. Absolute performance has also improved since the end of June by a strong rebound in the sector.

Investment Strategy

The aging population, particularly the baby boomers reaching their mid-fifties, is spurring demand for health care throughout the developed world. Within the health care portion of the economy, spending on drugs is increasing even more rapidly due to opportunities created by the sequencing of the human genome. Simply stated, as scientists gain a better understanding of the pathology of human diseases by studying the human genome, they are able to develop drugs that do a better job of treating these diseases. The Portfolio is designed to invest in companies that are at the leading edge of converting the new knowledge about the human genome into useful therapeutics.

On the negative side, recent investor concerns about the economy and corporate responsibility have driven capital out of more speculative names. Because of the long period of time (approximately 14 years) and money (approximately $800 million) required to develop a drug, many of the early stage companies that the Portfolio is investing in are down sharply in value, despite strong advances in their business models. For example, Human Genome Sciences, Inc. is down over 80% for the last two years despite doubling the number of drugs that it has in human clinical development.

Outlook

Average earnings growth for the profitable biotechnology companies of the Portfolio's 10 largest holdings, which represent over 50% of assets at this time, will be 28% next year according to our estimates. This includes companies such as Amgen, Inc. and Genentech, Inc. We have recently sold some slower growing pharmaceutical companies and reinvested the assets in companies with late stage development products,


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

which should give these companies more near-term growth prospects. This asset reallocation is being done on the assumption that the worst of the selloff is behind us, and the Portfolio should be positioned to take advantage of what we expect will be a rebounding market in the second half of 2002.

Thank you for your interest and investment in Alliance Select Investors Series Biotechnology Portfolio. We look forward to reporting to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


/s/ Matthew N. Murray, PhD CFA

Matthew N. Murray, PhD CFA
Vice President


[PHOTO]        John D. Carifa

[PHOTO]        Norman M. Fidel

[PHOTO]        Matthew N. Murray

Portfolio Managers, Norman M. Fidel and Matthew N. Murray, have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/00* TO 6/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Select Investor Series - Biotech Portfolio
Growth of $10,000 (Class A @ Maximum Offering)
7/31/00 - 6/30/02

                          Fund                NASDAQ Biotech
-------------------------------------------------------------------------------
 7/31/2000              $9,577                       $10,000
 6/30/2001              $7,115                        $9,023
 6/30/2002              $3,933                        $4,539


NASDAQ Biotechnology Index:                                      $4,539
Alliance Select Investor Series Biotechnology Portfolio Class A: $3,933

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Biotechnology Portfolio Class A shares at net asset value (NAV) (from 7/31/00 to 6/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease.

When comparing Alliance Select Investor Series Biotechnology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

* Closest month-end after Fund's Class A share inception date of 7/27/00.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

            Alliance Select Investor Series Biotechnology Portfolio-
                            Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance Select Investor            NASDAQ
                        Series Biotechnology Portfolio   Biotechnology Index
--------------------------------------------------------------------------------
      6/30/01*                      -26.00%                     -9.77%
      6/30/02                       -44.73%                    -49.69%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary from the results shown due to different expenses associated with these classes. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

* The Portfolio's return for the period ended 6/30/01 is from the Portfolio's inception date of 7/27/00 through 6/30/01. The benchmark's return for the period ended 6/30/01 is from 7/31/00 through 6/30/01.

--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2002

INCEPTION DATES              PORTFOLIO STATISTICS

Class A Shares               Net Assets ($mil): $206.1
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00

COUNTRY BREAKDOWN

 88.9% United States
  4.8% United Kingdom                  [PIE CHART OMITTED]
  3.4% Switzerland
  2.4% Canada

  0.5% Short-Term

INDUSTRY BREAKDOWN
 82.7% Biotechnology
 16.8% Drugs                           [PIE CHART OMITTED]

  0.5% Short-Term

All data as of June 30, 2002. The Portfolio's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
              1 Year                 -44.73%                   -47.09%
     Since Inception*                -37.08%                   -38.46%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
              1 Year                 -45.17%                   -47.36%
     Since Inception*                -37.56%                   -38.53%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
              1 Year                 -45.17%                   -45.72%
    Since Inception*                 -37.56%                   -37.56%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes of shares is 7/27/00.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
June 30, 2002

                                                                   Percent of
Company                                           U.S. $ Value     Net Assets
-----------------------------------------------------------------------------
Amgen, Inc.                                       $ 18,846,000           9.1%
-----------------------------------------------------------------------------
Gilead Sciences, Inc.                               14,562,552           7.1
-----------------------------------------------------------------------------
Immunex Corp.                                       12,063,600           5.9
-----------------------------------------------------------------------------
Chiron Corp.                                         9,215,745           4.5
-----------------------------------------------------------------------------
Affymetrix, Inc.                                     8,775,542           4.3
-----------------------------------------------------------------------------
Genentech, Inc.                                      8,676,500           4.2
-----------------------------------------------------------------------------
Biogen, Inc.                                         8,286,000           4.0
-----------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.                         7,521,360           3.6
-----------------------------------------------------------------------------
Pharmacia Corp.                                      7,490,000           3.6
-----------------------------------------------------------------------------
MedImmune, Inc.                                      7,299,600           3.5
-----------------------------------------------------------------------------
                                                  $102,736,899          49.8%

MAJOR PORTFOLIO CHANGES
Six months ended June 30, 2002

                                                   --------------------------
                                                             Shares
                                                   --------------------------
Purchases                                           Bought   Holdings 6/30/02
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.                         100,000            100,000
-----------------------------------------------------------------------------
Pfizer, Inc.                                        25,000            175,000
-----------------------------------------------------------------------------
QLT, Inc.                                           90,000            385,000
-----------------------------------------------------------------------------

                                                   --------------------------
                                                             Shares
                                                   --------------------------
Sales                                               Sold     Holdings 6/30/02
-----------------------------------------------------------------------------
Affymetrix, Inc.                                   104,200            365,800
-----------------------------------------------------------------------------
Amgen, Inc.                                        150,000            450,000
-----------------------------------------------------------------------------
Chiron Corp.                                        59,300            260,700
-----------------------------------------------------------------------------
COR Therapeutics, Inc.                             316,000                 -0-
-----------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                          40,000            180,000
-----------------------------------------------------------------------------
ImClone Systems, Inc.                              105,000                 -0-
-----------------------------------------------------------------------------
Immunex Corp.                                      160,000            540,000
-----------------------------------------------------------------------------
MedImmune, Inc.                                    203,500            276,500
-----------------------------------------------------------------------------
Protein Design Labs, Inc.                          148,300            536,700
-----------------------------------------------------------------------------
Techne Corp.                                       170,000                 -0-
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        INDUSTRY DIVERSIFICATION
                                                        ------------------------

INDUSTRY DIVERSIFICATION
June 30, 2002

                                                                     Percent of
                                                    U.S. $ Value     Net Assets
-------------------------------------------------------------------------------
Biotechnology                                       $ 176,428,987         85.6%
-------------------------------------------------------------------------------
Drugs                                                  35,824,530         17.4
-------------------------------------------------------------------------------
Total Investments*                                    212,253,517        103.0
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities               (6,116,767)        (3.0)
-------------------------------------------------------------------------------
Net Assets                                          $ 206,136,750        100.0%
-------------------------------------------------------------------------------

* Excludes short-term obligations and securities sold short.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-103.0%

Canada-2.5%
QLT, Inc.(a) ................................          385,000      $  5,139,750
                                                                    ------------
Switzerland-3.5%
Serono SA (ADR) .............................          440,000         7,172,000
                                                                    ------------

United Kingdom-4.9%
Cambridge Antibody Technology Group Plc.(a)            304,300         4,802,208
GlaxoSmithKline Plc. (ADR) ..................          125,000         5,392,500
                                                                    ------------
                                                                      10,194,708
                                                                    ------------
United States-92.1%
Abgenix, Inc.(a) ............................          452,000         4,429,600
Affymetrix, Inc.(a) .........................          365,800         8,775,542
Amgen, Inc.(a)(b) ...........................          450,000        18,846,000
Andrx Group(a) ..............................           40,000         1,078,800
Applera Corp.-Applied Biosystems Group ......          310,000         6,041,900
Applied Molecular Evolution(a) ..............          120,000           693,600
Biogen, Inc.(a) .............................          200,000         8,286,000
Cephalon, Inc.(a) ...........................          150,000         6,780,000
Chiron Corp.(a) .............................          260,700         9,215,745
CuraGen Corp.(a) ............................          287,000         1,581,370
Enzon, Inc.(a) ..............................           43,000         1,058,230
Forest Laboratories, Inc. Cl. A(a) ..........           75,000         5,310,000
Genentech, Inc.(a) ..........................          259,000         8,676,500
Genzyme Corp.-General Division(a) ...........          310,000         5,964,400
Gilead Sciences, Inc.(a)(b) .................          442,900        14,562,552
Human Genome Sciences, Inc.(a)(b) ...........          500,000         6,700,000
ICOS Corp.(a) ...............................          100,000         1,696,000
IDEC Pharmaceuticals Corp.(a) ...............          180,000         6,381,000
Illumina, Inc.(a) ...........................          160,000         1,075,200
Immunex Corp.(a) ............................          540,000        12,063,600
King Pharmaceuticals, Inc.(a) ...............          100,000         2,225,000
Medarex, Inc.(a) ............................          494,000         3,665,480
MedImmune, Inc.(a)(b) .......................          276,500         7,299,600
Millennium Pharmaceuticals, Inc.(a) .........          600,000         7,290,000
Myriad Genetics, Inc.(a) ....................          142,700         2,902,518
PerkinElmer, Inc. ...........................          400,000         4,420,000
Pfizer, Inc. ................................          175,000         6,125,000
Pharmacia Corp. .............................          200,000         7,490,000
Protein Design Labs, Inc.(a)(b) .............          536,700         5,828,562
Sepracor, Inc.(a) ...........................           80,000           764,000
Vertex Pharmaceuticals, Inc.(a) .............          462,000         7,521,360
Waters Corp.(a) .............................          120,000         3,204,000
XOMA, Ltd.(a) ...............................          450,000         1,795,500
                                                                    ------------
                                                                     189,747,059
                                                                    ------------
Total Common Stocks
   (cost $410,522,043) ......................                        212,253,517
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO*

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)       U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
Royal Bank of Canada
   1.91%, 7/01/02
   (cost $1,100,000) ...................       $       1,100      $   1,100,000
                                                                  -------------

SECURITIES SOLD SHORT-(2.9%)
United States-(2.9%)
Antigenics, Inc.(a) ....................              45,000           (443,250)
deCode Genetics, Inc.(a) ...............             336,000         (1,572,480)
Dendreon Corp.(a) ......................              75,000           (158,250)
Gene Logic, Inc.(a) ....................             100,000         (1,400,000)
Incyte Genomics, Inc.(a) ...............              90,000           (654,300)
Lexicon Genetics, Inc.(a) ..............             240,000         (1,173,360)
Paradigm Genetics, Inc.(a) .............             222,500           (309,275)
Transgenomic, Inc.(a) ..................              90,000           (226,800)
                                                                  -------------
Total Securities Sold Short
   (proceeds $16,393,747) ..............                             (5,937,715)
                                                                  -------------

Total Investments, Net of Securities
   Sold Short-100.6%
   (cost $395,228,296) .................                            207,415,802
Other assets less liabilities-(0.6%) ...                             (1,279,052)
                                                                  -------------

Net Assets-100% ........................                          $ 206,136,750
                                                                  =============

(a)   Non-income producing security.

(b) Securities, or a portion thereof, with an aggregate market value of $25,396,000 have been segregated to collateralize borrowings.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $411,622,043) ..      $ 213,353,517
Cash .....................................................             11,560
Receivable for investment securities sold ................            685,309
Dividends and interest receivable ........................             86,055
Receivable for capital stock sold ........................             76,435
                                                                -------------
Total assets .............................................        214,212,876
                                                                -------------

Liabilities
Securities sold short, at value (proceeds $16,393,747) ...          5,937,715
Payable for capital stock redeemed .......................            806,258
Payable for investment securities purchased ..............            692,447
Advisory fee payable .....................................            147,111
Distribution fee payable .................................            141,884
Accrued expenses and other liabilities ...................            350,711
                                                                -------------
Total liabilities ........................................          8,076,126
                                                                -------------
Net Assets ...............................................      $ 206,136,750
                                                                =============
Composition of Net Assets
Capital stock, at par ....................................      $      50,934
Additional paid-in capital ...............................        553,550,624
Accumulated net investment loss ..........................            (17,611)
Accumulated net realized loss on investment, short
   sale and foreign currency transactions ................       (159,634,703)
Net unrealized depreciation of investments, short sales
   and foreign currency denominated assets and liabilities       (187,812,494)
                                                                -------------
                                                                $ 206,136,750
                                                                =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($60,377,497/14,776,094 shares of capital stock
   issued and outstanding) ...............................              $4.09
Sales charge--4.25% of public offering price .............                .18
                                                                        -----
Maximum offering price ...................................              $4.27
                                                                        =====
Class B Shares
Net asset value and offering price per share
   ($105,660,607/26,207,871 shares of capital stock
   issued and outstanding) ...............................              $4.03
                                                                        =====
Class C Shares
Net asset value and offering price per share
   ($40,098,646/9,950,168 shares of capital stock
   issued and outstanding) ...............................              $4.03
                                                                        =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO*

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $22,519) .........................      $     533,650
Interest ...............................            148,960  $     682,610
                                              -------------
Expenses
Advisory fee ...........................          2,622,814
Distribution fee--Class A ..............            314,050
Distribution fee--Class B ..............          1,751,759
Distribution fee--Class C ..............            680,421
Transfer agency ........................            930,718
Printing ...............................            167,651
Custodian ..............................            164,689
Administrative .........................            139,000
Audit and legal ........................             79,583
Registration ...........................             46,414
Directors' fees ........................             18,876
Amortization of offering expense .......             14,933
Dividends on securities sold short .....              3,293
Miscellaneous ..........................             15,898
                                              -------------
Total expenses before interest .........          6,950,099
Interest expense .......................            237,749
                                              -------------
Total expenses .........................                         7,187,848
                                                             -------------
Net investment loss ....................                        (6,505,238)
                                                             -------------
Realized and Unrealized Gain (Loss)
on Investment, Short Sale and
Foreign Currency Transactions
Net realized loss on investment
   transactions ........................                       (90,780,736)
Net realized gain on short sale
   transactions ........................                         7,589,634
Net realized loss on foreign currency
   transactions ........................                           (10,146)
Net change in unrealized
   appreciation/depreciation of:
   Investments .........................                      (106,471,647)
   Short sales .........................                         7,830,863
   Foreign currency denominated assets
     and liabilities ...................                               737
                                                             -------------
Net loss on investment, short sale and
   foreign currency transactions .......                      (181,841,295)
                                                             -------------
Net Decrease in Net Assets from
   Operations ..........................                     $(188,346,533)
                                                             =============

See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                  July 27, 2000*
                                                 Year Ended             to
                                               June 30, 2002      June 30, 2001
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .......................    $  (6,505,238)     $  (7,066,444)
Net realized loss on investment, short sale
   and foreign currency transactions ......      (83,201,248)       (76,633,996)
Net change in unrealized
   appreciation/depreciation of
   investments, short sales and
   foreign currency denominated
   assets and liabilities .................      (98,640,047)       (89,172,447)
                                               -------------      -------------
Net decrease in net assets from
   operations .............................     (188,346,533)      (172,872,887)
Capital Stock Transactions
Net increase (decrease) ...................      (62,055,172)       629,411,342
                                               -------------      -------------
Total increase (decrease) .................     (250,401,705)       456,538,455
Net Assets
Beginning of period .......................      456,538,455                 -0-
                                               -------------      -------------
End of period .............................    $ 206,136,750      $ 456,538,455
                                               =============      =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Biotechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Offering Expenses

Offering expenses of $201,860 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net operating losses and non-deductible expenses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, decrease in net operating loss, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75%, annualized, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from August 1, 2000 through July 31, 2001, the Adviser received the minimum fee, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. During the year ended June 30, 2002, the effective advisory fee was at the annualized rate of ..75% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended June 30, 2002, such fees amounted to $139,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $407,913 for the year ended June 30, 2002.

For the year ended June 30, 2002, the Fund's expenses were reduced by $5,857 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Distributor has advised the Fund that it has received front-end sales charges of $13,087 from the sales of Class A shares and $1,580, $840,524 and $28,511 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2002.

Brokerage commissions paid on investment transactions for the year ended June 30, 2002, amounted to $191,586, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $12,334,473 and $982,018 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $88,322,706 and $148,680,773, respectively, for the year ended June 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was $433,457,260. Accordingly, gross unrealized appreciation of investments was $18,686,982 and gross unrealized depreciation of investments was $222,396,978 resulting in net unrealized depreciation of $203,709,996 (includes short sale transactions).

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Distributable Earnings

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ................          $(159,652,314)(a)
Unrealized appreciation/(depreciation) ..............           (203,709,996)(b)
                                                               -------------
Total accumulated earnings/(deficit) ................          $(363,362,310)
                                                               =============

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $99,809,436 of which $8,345,642 expires in the year 2009 and $91,463,794 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post October capital losses of $43,927,765 and post October currency losses of $9,378.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ------------------------------         ----------------------------------
                                     Shares                                  Amount
                        ------------------------------         ----------------------------------
                        Year Ended                              Year Ended,
                          June 30,   July 27, 2000* to             June 30,     July 27, 2000* to
                              2002       June 30, 2001                 2002         June 30, 2001
-------------------------------------------------------------------------------------------------
Class A
Shares sold              2,524,526          24,669,434         $ 15,539,634         $ 242,117,368
-------------------------------------------------------------------------------------------------
Shares converted
  from Class B              69,872                  -0-             427,085                    -0-
-------------------------------------------------------------------------------------------------
Shares redeemed         (6,801,110)         (5,686,628)         (40,187,314)          (48,049,817)
-------------------------------------------------------------------------------------------------
Net increase
  (decrease)            (4,206,712)         18,982,806         $(24,220,595)        $ 194,067,551
=================================================================================================

* Commencement of operations.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                        ------------------------------          ---------------------------------
                                    Shares                                   Amount
                        ------------------------------          ---------------------------------
                        Year Ended                              Year Ended,
                          June 30,   July 27, 2000* to             June 30,     July 27, 2000* to
                              2002       June 30, 2001                 2002         June 30, 2001
                        --------------------------------------------------------------------------
Class B
Shares sold              2,554,796          35,028,094         $ 16,240,368         $ 346,608,493
-------------------------------------------------------------------------------------------------
Shares converted
  to Class A               (70,632)                 -0-            (427,085)                   -0-
-------------------------------------------------------------------------------------------------
Shares redeemed         (7,078,032)         (4,226,355)         (41,390,783)          (34,196,028)
-------------------------------------------------------------------------------------------------
Net increase
  (decrease)            (4,593,868)         30,801,739         $(25,577,500)        $ 312,412,465
=================================================================================================

Class C
Shares sold              1,199,438          14,229,972         $  7,742,575         $ 139,839,968
-------------------------------------------------------------------------------------------------
Shares redeemed         (3,420,570)         (2,058,672)         (19,999,652)          (16,908,642)
-------------------------------------------------------------------------------------------------
Net increase
  (decrease)            (2,221,132)         12,171,300         $(12,257,077)        $ 122,931,326
=================================================================================================

NOTE G

Risks

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies. To take advantage of investment opportunities in both rising and falling markets, the Fund may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. For the year ended June 30, 2002, the average amount of borrowings outstanding was approximately $15,433,464 and the daily weighted average annualized interest rate was 3.02%. At June 30, 2002, the amount of borrowings outstanding was $7,271,528 and the interest rate in effect was 2.31%.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2002.

* Commencement of operations.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       --------------------------------------
                                                                       Class A
                                                       --------------------------------------

                                                                  Year          July 27,
                                                                 Ended        2000(a) to
                                                              June 30,          June 30,
                                                                  2002              2001
                                                           -----------------------------
Net asset value, beginning of period ................      $      7.40       $     10.00
                                                           -----------------------------
Income From Investment Operations
Net investment loss(b) ..............................             (.08)             (.08)
Net realized and unrealized loss on investment,
  short sale and foreign currency transactions ......            (3.23)            (2.52)
                                                           -----------------------------
Net decrease in net asset value from operations .....            (3.31)            (2.60)
                                                           -----------------------------
Net asset value, end of period ......................      $      4.09       $      7.40
                                                           =============================

Total Return
Total investment return based on net asset value(c) .           (44.73)%          (26.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $    60,377       $   140,499
Ratios to average net assets of:
  Expenses, including interest expense ..............             1.56%             1.48%(d)
  Expenses, excluding interest expense ..............             1.49%             1.43%(d)
  Net investment loss ...............................            (1.36)%            (.99)%(d)
Portfolio turnover rate .............................               26%              107%



See footnote summary on page 23.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ----------------------------------------
                                                                        Class B
                                                       ----------------------------------------

                                                                 Year            July 27,
                                                                Ended          2000(a) to
                                                              June 30,           June 30,
                                                                  2002               2001
                                                           ------------------------------
Net asset value, beginning of period ................      $      7.35        $     10.00
                                                           ------------------------------
Income From Investment Operations
Net investment loss(b) ..............................             (.13)              (.14)
Net realized and unrealized loss on investment,
  short sale and foreign currency transactions ......            (3.19)             (2.51)
                                                           ------------------------------
Net decrease in net asset value from operations .....            (3.32)             (2.65)
                                                           ------------------------------
Net asset value, end of period ......................      $      4.03        $      7.35
                                                           ==============================

Total Return
Total investment return based on net asset value(c) .           (45.17)%           (26.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $   105,661        $   226,544
Ratios to average net assets of:
  Expenses, including interest expense ..............             2.29%              2.17%(d)
  Expenses, excluding interest expense ..............             2.22%              2.12%(d)
  Net investment loss ...............................            (2.09)%            (1.69)%(d)
Portfolio turnover rate .............................               26%               107%


See footnote summary on page 23.

--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        -----------------------------------
                                                                      Class C
                                                        -----------------------------------

                                                                 Year          July 27,
                                                                Ended        2000(a) to
                                                             June 30,          June 30,
                                                                 2002              2001
                                                           ----------------------------
Net asset value, beginning of period ................      $     7.35        $    10.00
                                                           ----------------------------

Income From Investment Operations
Net investment loss(b) ..............................            (.13)             (.13)
Net realized and unrealized loss on investment,
  short sale and foreign currency transactions ......           (3.19)            (2.52)
                                                           ----------------------------
Net decrease in net asset value from operations .....           (3.32)            (2.65)
                                                           ----------------------------
Net asset value, end of period ......................      $     4.03        $     7.35
                                                           ============================

Total Return
Total investment return based on net asset value(c) .          (45.17)%          (26.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $   40,099        $   89,495
Ratios to average net assets of:
  Expenses, including interest expense ..............            2.27%             2.14%(d)
  Expenses, excluding interest expense ..............            2.21%             2.09%(d)
  Net investment loss ...............................           (2.07)%           (1.67)%(d)
Portfolio turnover rate .............................              26%              107%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 23

---------------------
REPORT OF INDEPENDENT
ACCOUNTANTS
---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Select Investor Series, Inc. Biotechnology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Biotechnology Portfolio (the "Fund") at June 30, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period July 27, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 12, 2002


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.

--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Norman M. Fidel, Senior Vice President
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                             PORTFOLIOS
                                                               IN FUND        OTHER
    NAME, ADDRESS,                  PRINCIPAL                  COMPLEX    DIRECTORSHIPS
    AGE OF DIRECTOR               OCCUPATION(S)              OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)          DURING PAST 5 YEARS             DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57,      President, Chief Operating           118          None
1345 Avenue of              Officer and a Director of ACMC,
  the Americas,             with which he has been
New York, NY  10105 (3)     associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 71,          Formerly an Executive Vice            92          None
P.O. Box 4623,              President and the Chief
Stamford, CT 06903 (3)      Insurance Officer of The
                            Equitable Life Assurance Society
                            of the United States; Chairman
                            and Chief Executive Officer of
                            Evlico; a Director of Avon,
                            Tandem Financial Group,
                            Donaldson, Lufkin & Jenrette
                            Securities Corporation, Ecolab
                            Incorporated (specialty
                            chemicals) and BP Amoco
                            Corporation (oil and gas).

David H. Dievler,#+, 72,    Independent consultant. Until         99          None
P.O. Box 167,               December 1994, Senior Vice
Spring Lake, NJ 07762 (3)   President of ACMC responsible
                            for mutual fund administration.
                            Prior to joining ACMC in 1984,
                            Chief Financial Officer of
                            Eberstadt Asset Management since
                            1968. Prior to that, Senior
                            Manager at Price Waterhouse &
                            Co. Member of American Institute
                            of Certified Public Accountants
                            since 1953.

John H. Dobkin,#+, 60,      Consultant. Currently, President      95          None
P.O. Box 12,                of the Board of Save Venice,
Annandale, NY 12504 (3)     Inc. (preservation
                            organization). Formerly a Senior
                            Advisor from June 1999 - June
                            2000 and President from December
                            1989 - May 1999 of Historic
                            Hudson Valley (historic
                            preservation). Previously,
                            Director of the National Academy
                            of Design. During 1988-92,
                            Director and Chairman of the
                            Audit Committee of ACMC.


--------------------------------------------------------------------------------
29 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                  PORTFOLIOS
                                                                    IN FUND        OTHER
    NAME, ADDRESS,                  PRINCIPAL                       COMPLEX    DIRECTORSHIPS
    AGE OF DIRECTOR               OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)          DURING PAST 5 YEARS                  DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+,69,   Investment Adviser and an              113          None
2 Sound View Drive             independent consultant. Formerly
Suite 100                      Senior Manager of Barrett
Greenwich, CT 06830 (3)        Associates, Inc., a registered
                               investment adviser, with which
                               he had been associated since
                               prior to 1997. Formerly Deputy
                               Comptroller of the State of New
                               York and, prior thereto, Chief
                               Investment Officer of the New
                               York Bank for Savings.

Clifford L. Michel,#+, 62,     Senior Counsel of the law firm          95    Placer Dome, Inc.
St. Bernard's Road,            of Cahill Gordon & Reindel since
Gladstone, NJ 07934 (3)        February 2001 and a partner of
                               that firm for more than 25 years
                               prior thereto. President and
                               Chief Executive Officer of
                               Wenonah Development Company
                               (investments) and a Director of
                               the Placer Dome, Inc. (mining).

Donald J. Robinson,#+, 67,     Senior Counsel of the law firm         107          None
98 Hell's Peak Road,           of Orrick, Herrington &
Weston, VT 05161 (3)           Sutcliffe LLP since January
                               1997. Formerly a senior partner
                               and a member of the Executive
                               Committee of that firm. He was
                               also a member and Chairman of
                               the Municipal Securities
                               Rulemaking Board and a Trustee
                               of the Museum of the City of New
                               York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

                                                               Principal Occupation
Name, Address* and Age      Position(s) Held with Fund         During Past 5 Years**
-------------------------------------------------------------------------------------------
John D. Carifa, (57)           Chairman & President       See biography above.

Norman M. Fidel, (56)          Senior Vice President      Senior Vice President of ACMC**,
                                                          with which he has been
                                                          associated since prior to 1997.

Christopher M. Toub, (43)      Senior Vice President      Executive Vice President of
                                                          ACMC**, with which he has been
                                                          associated since prior to 1997

Thomas J. Bardong, (57)        Vice President             Senior Vice President of ACMC**,
                                                          with which he has been
                                                          associated since prior to 1997.

Matthew Murray, (35)           Vice President             Vice President of ACMC**, with
                                                          which he has been associated
                                                          since 1999. Prior thereto he was
                                                          a biotechnology analyst at
                                                          Lehman Brothers since prior to
                                                          1997.

Edmund P. Bergan, Jr., (52)    Secretary                  Senior Vice President and the
                                                          General Counsel of Alliance Fund
                                                          Distributors, Inc. ("AFD"**) and
                                                          Alliance Global Investor
                                                          Services Inc. ("AGIS"**), with
                                                          which he has been associated
                                                          since prior to 1997.

Mark D. Gersten, (51)          Treasurer and Chief        Senior Vice President of AGIS**,
                               Financial Officer*         with which he has been
                                                          associated since prior to 1997.

Vincent S. Noto, (37)          Controller                 Vice President of AGIS**, with
                                                          which he has been associated
                                                          since prior to 1997.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
31 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio

Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

Alliance Select Investor Series--
Biotechnology Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISBIOAR0602